SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2000

                        COMMISSION FILE NUMBER: 000-27919


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
Minnesota                                             Xraymedia.com, Inc.                                               52-2248689
(State or other jurisidiction of           (Exact name of registrant as specified in          (I.R.S. Employer Identification No.)
incorporation or organization)                           its charter)
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555 Burrard Street, Suite 900, Vancouver, B.C. Canada                    V7X 1M9
(Address of principal executive offices)                              (Zip Code)

                                 (888) 777-0658
              (Registrant's telephone number, including area code)


                                E-bidd.com, Inc.
          (Former name or former address, if changed since last report)


                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010


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                      Index to Exhibits specified on Page 3


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ITEM 5 Resignation of Director

On Friday, November 24, 2000, we accepted the resignation of one of our directors, Brian Walker. Mr. Walker had submitted a written resignation to us on November 1, 2000. We do not believe that Mr. Walker resigned due to any disagreement with us on any matter relating to our operations, policies or practices, and Mr. Walker has not furnished us with a letter specifying any such disagreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           XRAYMEDIA.COM, INC.,
                                           a Minnesota corporation


DATED:  November 29, 2000              By: /s/ Raymond C. Dabney
                                           -------------------------------------
                                           President and Chief Executive Officer


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INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT
     Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Not Applicable.

(3) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES Not Applicable.

(16) LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT
     Not Applicable.

(17) LETTER RE: DIRECTOR RESIGNATION
     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL
     Not Applicable.

(24) POWER OF ATTORNEY
     Not Applicable.

(27) FINANCIAL DATA SCHEDULE
     Not Applicable.

(99) ADDITIONAL EXHIBITS
     Not applicable.


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